Exhibit 99.1

Long Beach Mortgage Loan Trust 2005-WL1

Marketing Materials

$183,645,000

Long Beach Securities Corp.

Depositor

Long Beach Mortgage Company

Seller and Master Servicer

RBS Greenwich Capital                           WaMu Capital Corp.
Co-Lead Managers

FOR ADDITIONAL INFORMATION PLEASE CALL:

RBS Greenwich Capital

Finance

Patrick Leo	(203) 618-2952
Greg McSweeney	(203) 618-2429

Trading

Ron Weibye	(203) 625-6160
Peter McMullin	(203) 625-6160

Rating Agencies

Moody’s
Debashish Chatterjee	(212) 553-1329
S&P
Mark Goldenberg	(212) 438-1641
Fitch
Tiffany Yamaoka	(212) 908-0656
DBRS
Bernard Maas	(212) 806-3258

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: July 26, 2005

$183,645,000

Long Beach Mortgage Loan Trust 2005-WL1

Class(1,2,3)	Principal Amount ($)	WAL (Years)Call/Mat(4)	Payment Window Call/Mat(4)	Expected Rating S&P/Moody's/ Fitch/ DBRS	Assumed Final Distribution Date	Certificate Type
III-A1	$88,800,000	1.00 / 1.00	1-25 / 1-25	AAA/Aaa/AAA/AAA	June 2045	Floating Rate Senior
III-A2	$32,380,000	3.00 / 3.00	25-56 / 25-56	AAA/Aaa/AAA/AAA	June 2045	Floating Rate Senior
III-A3	$24,330,000	6.52 / 7.79	56-88 / 56-201	AAA/Aaa/AAA/AAA	June 2045	Floating Rate Senior
III-M1	$11,848,000	5.07 / 5.61	41-88 / 41-169	AA+/Aa2/AA+/AA (high)	June 2045	Floating Rate Subordinate
III-M2	$3,610,000	5.00 / 5.52	41-88 / 41-156	AA/Aa3/AA/AA	June 2045	Floating Rate Subordinate
III-M3	$6,109,000	4.97 / 5.46	39-88 / 39-151	A+/A2/A+/A (high)	June 2045	Floating Rate Subordinate
III-M4	$2,777,000	4.95 / 5.41	39-88 / 39-140	A/A3/A/A	June 2045	Floating Rate Subordinate
III-M5	$2,222,000	4.94 / 5.36	38-88 / 38-133	A-/Baa1/A-/A (low)	June 2045	Floating Rate Subordinate
III-M6	$1,851,000	4.93 / 5.32	38-88 / 38-127	BBB+/Baa2/BBB+/BBB (high)	June 2045	Floating Rate Subordinate
III-M7	$1,851,000	4.93 / 5.28	38-88 / 38-122	BBB/Baa3/BBB/BBB	June 2045	Floating Rate Subordinate
III-M8	$1,851,000	4.93 / 5.21	37-88 / 37-115	BBB/NR/BBB/BBB	June 2045	Floating Rate Subordinate
III-M9	$1,388,000	4.91 / 5.11	37-88 / 37-106	BBB-/NR/BBB-/BBB (low)	June 2045	Floating Rate Subordinate
III-B1(5)	$1,851,000	4.90 / 4.97	37-88 / 37-99	BB+/NR/BB+/BB (high)	June 2045	Floating Rate Subordinate
III-B2(5)	$1,481,000	4.70 / 4.70	37-85 / 37-85	BB/NR/BB/BB	June 2045	Floating Rate Subordinate
III-B3(5)	$1,296,000	4.12 / 4.12	37-69 / 37-69	B+/NR/B+/B (high)	June 2045	Floating Rate Subordinate

I-A1	$1,321,781,000	Not Offered Hereby		AAA/Aaa/AAA/AAA	June 2035	Floating Rate Senior
II-A1	$391,000,000			AAA/Aaa/AAA/AAA	June 2035	Floating Rate Senior
II-A2	$125,200,000			AAA/Aaa/AAA/AAA	June 2035	Floating Rate Senior
II-A3	$150,850,000			AAA/Aaa/AAA/AAA	June 2035	Floating Rate Senior
II-A4	$80,801,000			AAA/Aaa/AAA/AAA	June 2035	Floating Rate Senior
I/II-M1	$147,533,000			AA+/Aa1/AA+/AA (high)	June 2035	Floating Rate Subordinate
I/II-M2	$139,182,000			AA/Aa2/AA/AA	June 2035	Floating Rate Subordinate
I/II-M3	$40,363,000			AA-/Aa3/AA-/AA (low)	June 2035	Floating Rate Subordinate
I/II-M4	$65,415,000			A+/A1/A+/A (high)	June 2035	Floating Rate Subordinate
I/II-M5	$43,146,000			A/A2/A/A	June 2035	Floating Rate Subordinate
I/II-M6	$37,579,000			A-/A3/A-/A (low)	June 2035	Floating Rate Subordinate
I/II-M7	$41,754,000			BBB+/Baa1/BBB+/BBB (high)	June 2035	Floating Rate Subordinate
I/II-M8	$33,404,000			BBB/Baa2/BBB/BBB	June 2035	Floating Rate Subordinate
I/II-M9	$27,836,000			BBB-/Baa3/BBB/BBB	June 2035	Floating Rate Subordinate
I/II-M10	$19,485,000			BB+/Ba1/BBB-/BBB (low)	June 2035	Floating Rate Subordinate
I/II-B1(5)	$27,836,000			BB+/Ba2/BB/BB (high)	June 2035	Floating Rate Subordinate
I/II-B2(5)	$37,579,000			BB/NR/BB/BB	June 2035	Floating Rate Subordinate
I/II-B3(5)	$26,445,000			BB-/NR/NR/NR	June 2035	Floating Rate Subordinate
I/II-B4(5)	$12,526,000			B+/NR/NR/NR	June 2035	Floating Rate Subordinate
Total:	$2,953,360,000

(1)        The Class I-A1 Certificates will be backed primarily by the Group I Mortgage Loans. The Class II-A1, Class II-A2, Class II-A3 and Class II-A4 Certificates will be backed primarily by the Group II Mortgage Loans. The Class I/II-M1, Class I/II-M2, Class I/II-M3, Class I/II-M4, Class I/II-M5, Class I/II-M6, Class I/II-M7, Class I/II-M8, Class I/II-M9, Class I/II-M10, Class I/II-B1, Class I/II-B2, Class I/II-B3 and Class I/II-B4 Certificates will be backed by the cash flows from the Group I and Group II Mortgage Loans.  The Class III-A1, Class III-A2, Class III-A3, Class III-M1, Class III-M2, Class III-M3, Class III-M4, Class III-M5, Class III-M6, Class III-M7, Class III-M8, Class III-M9, Class III-B1, Class III-B2 and Class III-B3 Certificates will be backed by the Group III Mortgage Loans.

(2)        The Class I-A1, Class II-A1, Class II-A2, Class II-A3, Class II-A4, Class I/II-M1, Class I/II-M2, Class I/II-M3, Class I/II-M4, Class I/II-M5, Class I/II-M6, Class I/II-M7, Class I/II-M8, Class I/II-M9, Class I/II-M10, Class I/II-B1, Class I/II-B2, Class I/II-B3, Class I/II-B4, Class III-A1, Class III-A2, Class III-A3, Class III-M1, Class III-M2, Class III-M3, Class III-M4, Class III-M5, Class III-M6, Class III-M7, Class III-M8, Class III-M9, Class III-B1, Class III-B2 and ClassIII-B3 Certificates are priced to a 10% Clean-up Call.  The margin on the Class I-A1, Class II-A1, Class II-A2, Class II-A3, Class II-A4, Class III-A1, Class III-A2 and Class III-A3 Certificates will double on the first Distribution Date after the related 10% Clean-up Call may first be exercised.  The margin on each of the Class I/II-M1, Class I/II-M2, Class I/II-M3, Class I/II-M4, Class I/II-M5, Class I/II-M6, Class I/II-M7, Class I/II-M8, Class I/II-M9, Class I/II-M10, Class I/II-B1, Class I/II-B2, Class I/II-B3, Class I/II-B4, Class III-M1, Class III-M2, Class III-M3, Class III-M4, Class III-M5, Class III-M6, Class III-M7, Class III-M8, Class III-M9, Class III-B1, Class III-B2 and Class III-B3  Certificates will be equal to 1.5x the original margin on the first Distribution Date after the related 10% Clean-up Call may first be exercised.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

(3)        See “Net WAC Rate” herein.

(4)        See “Pricing Prepayment Speed” herein.

(5)        The Class III-B Certificates (as defined herein) are not offered hereby and will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to Qualified Institutional Buyers.  The Class III-B Certificates are described herein because their amount, structure, collateral, rights, risks and other characteristics affect the amount, structure, collateral, rights, risks and other characteristics of the Offered Certificates.

Depositor: Long Beach Securities Corp.

Seller and Master Servicer: Long Beach Mortgage Company.

Sub-Servicer: Washington Mutual Bank.

Co-Lead Managers: Greenwich Capital Markets, Inc. and WaMu Capital Corp.

Trustee: Deutsche Bank National Trust Company.

Certificates: The Class I-A1 (the “Group I Senior Certificates”), Class II-A1, Class II-A2, Class II-A3 and Class II-A4 Certificates (collectively the “Group II Senior Certificates”), Class I/II-M1, Class I/II-M2, Class I/II-M3, Class I/II-M4, Class I/II-M5, Class I/II-M6, Class I/II-M7, Class I/II-M8, Class I/II-M9, Class I/II-M10, Class I/II-B1, ClassI/II-B2, Class I/II-B3 and Class I/II-B4 Certificates (collectively, the “Group I/II Subordinate Certificates” and collectively with the Group I Senior Certificates and the Group II Senior Certificates the “Group I/II Certificates”) and the Class III-A1, Class III-A2, Class III-A3, Class III-M1, Class III-M2, Class III-M3, Class III-M4, Class III-M5, Class III-M6, Class III-M7, Class III-M8, Class III-M9, Class III-B1, Class III-B2 and Class III-B3 Certificates (collectively, the “Group III Certificates”).  The Group III Senior Certificates and the Class III-M Certificates are referred to herein as the “Offered Certificates.”  The Class III-B1, Class III-B2 and Class III-B3 Certificates (collectively, the “Class III-B Certificates”) are not offered hereby and will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to Qualified Institutional Buyers.  The Class III-M Certificates and the Class III-B Certificates are referred to herein as the “Group III Subordinate Certificates.” The Group III Senior Certificates and the Group III Subordinate Certificates are referred to herein as the “Group III Certificates.” The Group I/II and Group III Certificates are collectively referred to herein as the “Certificates.”

Federal Tax Status: The Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration: The Certificates will be available in book-entry form through DTC and, upon request, through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date: The close of business on July 1, 2005.

Pricing Date: July 8, 2005.

Closing Date: July 15, 2005.

Settlement Date: July [15], 2005.

Distribution Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in August 2005.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

Accrued Interest: The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period: The interest accrual period for each Distribution Date with respect to the Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

ERISA Eligibility: The Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility: The Group III Senior Certificates, the Class III-M1 Certificates and the Class III-M2 Certificates are expected to constitute “mortgage related securities” for the purposes of SMMEA for so long as they are rated not lower than the second highest ratings category by one or more nationally recognized statistical ratings organization and

Clean-up Call: The terms of the transaction will allow for a clean-up call of the Group III Mortgage Loans and the retirement of the Group III Certificates (the “Clean-up Call”), which may be exercised by  the holder of the residual certificates (and if such holder does not exercise the Clean-up Call, the Master Servicer) once the aggregate principal balance of the Group III Mortgage Loans and any REO properties is less than or equal to 10% of the aggregate principal balance of the Group III Mortgage Loans as of the Cut-off Date.

Group III Mortgage Loans: As of the Cut-off Date, the Group III Mortgage Loans consist of a pool of approximately $185,125,837 of fixed-rate and adjustable-rate, one-to-four family, first line, residential mortgage loans with original terms to maturity of 40 years.

Pricing Prepayment Speed: The Certificates will be priced based on the following collateral prepayment assumptions:

  FRM Loans:         115% PPC   (100% PPC: 4% - 20% CPR over 12 months, 20% CPR thereafter)

                    ARM Loans:  27% CPR

Adjusted Net Mortgage Rate: The “Adjusted Net Mortgage Rate” for any Group III Mortgage Loan will be equal to the mortgage rate for such Mortgage Loan less the sum of (i) the servicing fee rate and (ii) the trustee fee rate.

Adjusted Net Maximum Mortgage Rate: The “Adjusted Net Maximum Mortgage Rate” for any Group III Mortgage Loan will be equal to the maximum mortgage rate for such Group III Mortgage Loan (or the mortgage rate for such Group III Mortgage Loan, if such Group III Mortgage Loan has a fixed rate) less the sum of (i) the servicing fee rate and (ii) the trustee fee rate.

Pass-Through Rate: The “Pass-Through Rate” on each Class of Group III Certificates for any Distribution Date (other than the first Distribution Date) will be a per annum rate equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC Rate.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

Formula Rate: The “Formula Rate” on each Class of Group III Certificates will be a per annum rate equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) the Maximum Cap.

The pass-through rates for the Offered Certificates and the Class B Certificates will be calculated at the per annum rate of One-Month LIBOR plus the related number of basis points as set forth below, subject to the limitations described in the prospectus supplement.

Class	Basis Points
	(1)	(1)
III-A1	10.0	20.0
III-A2	24.0	48.0
III-A3	36.0	72.0
III-M1	48.0	72.0
III-M2	52.0	78.0
III-M3	65.0	97.5
III-M4	70.0	105.0
III-M5	125.0	187.5
III-M6	140.0	210.0
III-M7	190.0	285.0
III-M8	275.0	412.5
III-M9	275.0	412.5
III-B1	275.0	412.5
III-B2	275.0	412.5
III-B3	275.0	412.5

(1) For each Distribution Date up to and including the Group III Optional Termination Date.

(2) For each Distribution Date after the Group III Optional Termination Date.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

Net WAC Rate: The “Net WAC Rate” on each Class of Group III Certificates for any Distribution Date (other than the first Distribution Date) will be a per annum rate equal to the weighted average of the Adjusted Net Mortgage Rates of the Group III Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Maximum Cap: The “Maximum Cap” on each Class of Group III Certificates for any Distribution Date (other than the first Distribution Date) will be a per annum rate equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group III Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Net WAC Rate Carryover Amount: If on any Distribution Date the Pass-Through Rate for any Class of Group III Certificates is limited by the Net WAC Rate, the “Net WAC Rate Carryover Amount” for such Class will be equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate.  Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Yield Maintenance Agreement: On the Closing Date, Trustee has entered into a yield maintenance agreement to make payments in respect of any Net WAC Rate Carryover Amounts on the Group III Certificates as described herein.  On each Distribution Date, the counterparty to the yield maintenance agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum set forth in the yield maintenance agreement schedule over (ii) the strike price for such Distribution Date specified on the yield maintenance agreement schedule herein (but which will not exceed the outstanding principal balance of the Group III Certificates), (b) the notional balance for such Distribution Date specified on the yield maintenance agreement schedule herein, and (c) the actual number of days in the related interest accrual period divided by 360.  The Yield Maintenance Agreement will terminate after the Distribution Date in November 2008.

Credit Enhancement: Consists of the following:

1) Excess Cashflow;

2) Overcollateralization; and,

3) Subordination.

The Group III Certificates are only backed by the Group III Mortgage Loans. There is no cross collateralization with the Group I and Group II Mortgage Loans.

Excess Cashflow: The “Excess Cashflow” for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under “Priority of Distributions.”

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

Overcollateralized Amount: The “Overcollateralized Amount” for any Distribution Date will be equal to the excess of the aggregate principal balance of the Group III Mortgage Loans on the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) over the sum of the aggregate principal balance of the Offered Certificates and the Class III-B Certificates (assuming that 100% of the aggregate principal remittance amount is applied as a principal payment on such Distribution Date).  On the Closing Date, the Overcollateralized Amount was fully funded at approximately 0.80% of the aggregate principal balance of the Group III Mortgage Loans as of the Cut-off Date.  To the extent the Overcollateralized Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be distributed to the Offered Certificates and the Class III-B Certificates as described below to build the Overcollateralized Amount until the Overcollateralization Target Amount is reached.

Stepdown Date: The earlier to occur of

(i) the Distribution Date on which the aggregate certificate principal balance of the Group III Senior Certificates has been reduced  to zero; and,

(ii) the later to occur of

(x) the Distribution Date occurring in August 2008 and

(y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 42.80%.

Credit Enhancement Percentage: The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Group III Subordinate Certificates and (b) the Overcollateralized Amount divided by (ii) the aggregate principal balance of the Group III Mortgage Loans.

Delinquency Trigger Event: A “Delinquency Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if the 60+ delinquency percentage exceeds 36.00% of the current Credit Enhancement Percentage.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

Loss Trigger Event: A “Loss Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if the cumulative Realized Losses on the Group III Mortgage Loans as a percentage of the principal balance of the Group III Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

Distribution Date	Percentage
August 2007 through July 2008	1.50% for the first month, plus an additional 1/12th of 1.75% for each month thereafter.
August 2008 through July 2009	3.25% for the first month, plus an additional 1/12th of 1.75% for each month thereafter.
August 2009 through July 2010	5.00% for the first month, plus an additional 1/12th of 1.25% for each month thereafter.
August 2010 through July 2011	6.25% for the first month, plus an additional 1/12th of 0.50% for each month thereafter.
August 2011 and thereafter	6.75% for each month.

Trigger Event: A “Trigger Event” is in effect with respect to any Distribution Date if either a Loss Trigger Event or a Delinquency Trigger Event is in effect on such Distribution Date.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

Credit Support:

Initial Credit Enhancement		Target Credit Enhancement On and After Stepdown Date
Class	Percent	Class	Percent
III-A	21.40%	III-A	42.80%
III-M1	15.00%	III-M1	30.00%
III-M2	13.05%	III-M2	26.10%
III-M3	9.75%	III-M3	19.50%
III-M4	8.25%	III-M4	16.50%
III-M5	7.05%	III-M5	14.10%
III-M6	6.05%	III-M6	12.10%
III-M7	5.05%	III-M7	10.10%
III-M8	4.05%	III-M8	8.10%
III-M9	3.30%	III-M9	6.60%
III-B1	2.30%	III-B1	4.60%
III-B2	1.50%	III-B2	3.00%
III-B3	0.80%	III-B3	1.60%

Realized Losses: If a Group III Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Group III Mortgage Loans.  The amount of such insufficiency is a “Realized Loss.”  Realized Losses on the Group III Mortgage Loans will, in effect, be absorbed first, by the Excess Cashflow and second by the reduction of the Overcollateralized Amount.  Following the reduction of the Overcollateralized Amount to zero, all remaining Realized Losses will be applied in reverse sequential order, first to the Class III-B3 Certificates, second to the Class III-B2 Certificates, third to the Class III-B1 Certificates, fourth to the Class III-M9 Certificates, fifth to the Class III-M8 Certificates, sixth to the Class III-M7 Certificates, seventh to the Class III-M6 Certificates, eighth to the Class III-M5 Certificates, ninth to the Class III-M4 Certificates, tenth to the Class III-M3 Certificates, eleventh to the Class III-M2 Certificates and twelfth to the Class III-M1 Certificates.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

Priority of Distributions: Available funds from the Mortgage Loans will be distributed as follows:

1)  Interest funds, as follows: first to pay servicing fees and trustee fees, second, monthly interest plus any previously unpaid interest to the Group III Senior Certificates generally from the related loan group, pro rata, based on their entitlements, third, monthly interest to the Class III-M1 Certificates, fourth, monthly interest to the Class III-M2 Certificates, fifth, monthly interest to the Class III-M3 Certificates, sixth, monthly interest to the Class III-M4 Certificates, seventh, monthly interest to the Class III-M5 Certificates, eighth, monthly interest to the Class III-M6 Certificates, ninth, monthly interest to the Class III-M7 Certificates, tenth, monthly interest to the Class III-M8 Certificates, eleventh, monthly interest to the Class III-M9 Certificates, twelfth, monthly interest to the Class III-B1 Certificates, thirteenth, monthly interest to the Class III-B2 Certificates, and fourteenth, monthly interest to the Class III-B3 Certificates.

2)  Principal funds, as follows: monthly principal to the Group III Senior Certificates, generally based on principal collected from the related loan group, as described under "Principal Paydown," then monthly principal to the Class III-M1 Certificates as described under "Principal Paydown," then monthly principal to the Class III-M2 Certificates as described under "Principal Paydown," then monthly principal to the Class III-M3 Certificates as described under "Principal Paydown," then monthly principal to the Class III-M4 Certificates as described under "Principal Paydown," then monthly principal to the Class III-M5 Certificates as described under "Principal Paydown," then monthly principal to the Class III-M6 Certificates as described under "Principal Paydown," then monthly principal to the Class III-M7 Certificates as described under "Principal Paydown," then monthly principal to the Class III-M8 Certificates as described under "Principal Paydown," then monthly principal to the Class III-M9 Certificates as described under "Principal Paydown," then monthly principal to the Class III-B1 Certificates as described under "Principal Paydown," then monthly principal to the Class III-B2 Certificates as described under "Principal Paydown,"  and then monthly principal to the Class III-B3 Certificates as described under "Principal Paydown."

3) Excess Cashflow as follows: as principal to the Offered Certificates and the Class B Certificates to replenish or maintain the Overcollateralized Amount as described under "Principal Paydown," then any previously unpaid interest to the Class III-A Certificates, pro rata, based on their respective entitlements, then any previously unpaid interest to the Class III-M1 Certificates, then any unpaid applied Realized Loss amount to the Class III-M1 Certificates, then any previously unpaid interest to the Class III-M2 Certificates, then any unpaid applied Realized Loss amount to the Class III-M2 Certificates, then any previously unpaid interest to the Class III-M3 Certificates, then any unpaid applied Realized Loss amount to the ClassIII-M3 Certificates, then any previously unpaid interest to the Class III-M4 Certificates, then any unpaid applied Realized Loss amount to the Class III-M4 Certificates, then any previously unpaid interest to the Class III-M5 Certificates, then, any unpaid applied Realized Loss amount to the Class III-M5 Certificates, then any previously unpaid interest to the Class III-M6 Certificates, then, any unpaid applied Realized Loss amount to the Class III-M6 Certificates, then any previously unpaid interest to the Class III-M7 Certificates, then, any unpaid applied Realized Loss amount to the Class III-M7 Certificates, then any previously unpaid interest to the Class III-M8 Certificates, then, any unpaid applied Realized Loss amount to the Class III-M8 Certificates, then any previously unpaid interest to the Class III-M9 Certificates, then, any unpaid applied Realized Loss amount to the Class III-M9 Certificates, then any previously unpaid interest to the Class III-B1 Certificates, then any unpaid applied Realized Loss amount to the Class III-B1 Certificates, then any previously unpaid interest to the Class III-B2 Certificates, then any unpaid applied Realized Loss amount to the Class III-B2 Certificates, then any previously unpaid interest to the Class III-B3 Certificates, and then any unpaid applied Realized Loss amount to the Class III-B3 Certificates.

4)  Any proceeds from the Yield Maintenance Agreement will be distributed to pay any Net WAC Rate Carryover Amount, first to the Group III Senior Certificates, pro rata, based on aggregate certificate principal balance, then to the Class III-M1 Certificates, then to the Class III-M2 Certificates, then to the Class III-M3 Certificates, then to the Class III-M4 Certificates, then to the Class III-M5 Certificates, then to the Class III-M6 Certificates, then to the Class III-M7 Certificates, then to the Class III-M8 Certificates, then to the Class III-M9 Certificates, then to the Class III-B1 Certificates, then to the Class III-B2 Certificates and then to the Class III-B3 Certificates.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

5)  Any Excess Cashflow remaining after distributions described in (3) above will be distributed to pay any related Net WAC Rate Carryover Amount remaining unpaid after distributions in (4) above as follows: first to the Group III Senior Certificates, pro rata, based on the aggregate certificate principal balance, then to the Class III-M1 Certificates, then to the Class III-M2 Certificates, then to the Class III-M3 Certificates, then to the Class III-M4 Certificates, then to the Class III-M5 Certificates, then to the Class III-M6 Certificates, then to the Class III-M7 Certificates, then to the Class III-M8 Certificates, then to the Class III-M9 Certificates, then to the Class III-B1 Certificates, then to the Class III-B2 Certificates and lastly to the Class III-B3 Certificates.

6)  Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as further described in the pooling agreement.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates.  The Co-Lead Managers are acting as underwriters and not acting as agents for the issuer or its affiliates in connection with the issuance of the securities described in this Term Sheet.  This Term Sheet does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein is qualified in its entirety by information contained in the accompanying Prospectus and Prospectus Supplement for this transaction.  Any investment decision may be made only after reading and on the basis of the accompanying Prospectus and Prospectus Supplement.

Principal Paydown: Any amounts distributable in regards to principal with respect to the Class III-A1, Class III-A2 and Class III-A3 Certificates will be distributed sequentially as follows: to the Class III-A1 Certificates, until the certificate principal balance thereof has been reduced to zero, then to the Class III-A2 Certificates, until the certificate principal balance thereof has been reduced to zero, then to the Class III-A3 Certificates, until the certificate principal balance thereof has been reduced to zero.

 Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be distributed to the Class III-A Certificates generally based on principal collected from the related loan groups. Provided, however if the Group III Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) Class III-M1 Certificates, 2) Class III-M2 Certificates, 3) Class III-M3 Certificates, 4) Class III-M4 Certificates, 5) Class III-M5 Certificates, 6) Class III-M6 Certificates, 7) Class III-M7 Certificates, 8) Class III-M8 Certificates, 9) Class III-M9 Certificates, 10) Class III-B1 Certificates, 11) Class III-B2 Certificates and 12) Class III-B3 Certificates.

On or after the Stepdown Date and if a Trigger Event is not in effect, the Certificates will be entitled to receive payments of principal in the following order of priority: first to the Class III-A Certificates, such that the Group III Senior Certificates will have at least 42.80% credit enhancement, second to the Class III-M1 Certificates, such that the Class III-M1 Certificates will have at least 30.00% credit enhancement, third to the Class III-M2 Certificates such that the Class III-M2 Certificates will have at least 26.10% credit enhancement, fourth, to the Class III-M3 Certificates such that the Class III-M3 Certificates will have at least 19.50% credit enhancement, fifth, to the Class III-M4 Certificates such that the Class III-M4 Certificates will have at least 16.50% credit enhancement, sixth, to the Class III-M5 Certificates such that the Class III-M5 Certificates will have at least 14.10% credit enhancement, seventh, to the Class III-M6 Certificates such that the Class III-M6 Certificates will have at least 12.10% credit enhancement, eighth, to the Class III-M7 Certificates such that the Class III-M7 Certificates will have at least 10.10% credit enhancement, ninth, to the Class III-M8 Certificates such that the Class III-M8 Certificates will have at least 8.10% credit enhancement, tenth, to the Class III-M9 Certificates such that the Class III-M9 Certificates will have at least 6.60% credit enhancement, eleventh to the Class III-B1 Certificates such that the Class III-B1 Certificates will have at least 4.60% credit enhancement, twelfth to the Class III-B2 Certificates such that the Class III-B2 Certificates will have at least 3.00% credit enhancement, thirteenth to the Class III-B3 Certificates such that the Class III-B3 Certificates will have at least 1.60% credit enhancement (subject, in each case to any overcollateralization floors).

RBS Greenwich Capital

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and/or WaMu Capital Corp. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither the Co-Lead Managers nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  The final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class III-A1 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	1.52	1.24	1.00	0.83	0.73
MDUR (yr)	1.44	1.18	0.96	0.81	0.71
First Prin Pay	1	1	1	1	1
Last Prin Pay	39	32	25	21	18

Class III-A1 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	1.52	1.24	1.00	0.83	0.73
MDUR (yr)	1.44	1.18	0.96	0.81	0.71
First Prin Pay	1	1	1	1	1
Last Prin Pay	39	32	25	21	18

Class III-A2 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	4.98	4.00	3.00	2.27	1.98
MDUR (yr)	4.46	3.65	2.79	2.14	1.88
First Prin Pay	39	32	25	21	18
Last Prin Pay	88	71	56	34	29

Class III-A2 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	4.98	4.00	3.00	2.27	1.98
MDUR (yr)	4.46	3.65	2.79	2.14	1.88
First Prin Pay	39	32	25	21	18
Last Prin Pay	88	71	56	34	29

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class III-A3 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	10.12	8.15	6.52	5.11	3.74
MDUR (yr)	8.27	6.90	5.68	4.55	3.41
First Prin Pay	88	71	56	34	29
Last Prin Pay	137	110	88	73	63

Class III-A3 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	12.03	9.74	7.79	6.15	4.64
MDUR (yr)	9.35	7.90	6.56	5.31	4.09
First Prin Pay	88	71	56	34	29
Last Prin Pay	303	249	201	166	145

Class III-M1 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.45	6.03	5.07	4.73	4.85
MDUR (yr)	6.26	5.22	4.49	4.24	4.35
First Prin Pay	42	38	41	45	49
Last Prin Pay	137	110	88	73	63

Class III-M1 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	8.27	6.70	5.61	5.17	5.25
MDUR (yr)	6.73	5.64	4.86	4.56	4.65
First Prin Pay	42	38	41	45	49
Last Prin Pay	258	211	169	140	121

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class III-M2 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.45	6.02	5.00	4.50	4.36
MDUR (yr)	6.25	5.21	4.43	4.04	3.94
First Prin Pay	42	38	41	44	47
Last Prin Pay	137	110	88	73	63

Class III-M2 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	8.23	6.67	5.52	4.92	4.73
MDUR (yr)	6.70	5.62	4.78	4.35	4.22
First Prin Pay	42	38	41	44	47
Last Prin Pay	239	194	156	129	112

Class III-M3 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.45	6.02	4.97	4.41	4.19
MDUR (yr)	6.22	5.18	4.38	3.95	3.78
First Prin Pay	42	37	39	41	43
Last Prin Pay	137	110	88	73	63

Class III-M3 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	8.19	6.63	5.46	4.81	4.54
MDUR (yr)	6.64	5.56	4.72	4.25	4.05
First Prin Pay	42	37	39	41	43
Last Prin Pay	231	188	151	124	108

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class III-M4 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.45	6.02	4.95	4.35	4.07
MDUR (yr)	6.20	5.17	4.36	3.90	3.68
First Prin Pay	42	37	39	40	42
Last Prin Pay	137	110	88	73	63

Class III-M4 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	8.14	6.59	5.41	4.72	4.40
MDUR (yr)	6.59	5.53	4.67	4.17	3.93
First Prin Pay	42	37	39	40	42
Last Prin Pay	215	174	140	115	100

Class III-M5 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.45	6.02	4.94	4.32	4.02
MDUR (yr)	6.05	5.06	4.28	3.81	3.58
First Prin Pay	42	37	38	40	41
Last Prin Pay	137	110	88	73	63

Class III-M5 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	8.09	6.55	5.36	4.67	4.32
MDUR (yr)	6.40	5.38	4.56	4.06	3.81
First Prin Pay	42	37	38	40	41
Last Prin Pay	205	166	133	110	95

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class III-M6 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.45	6.02	4.93	4.30	3.98
MDUR (yr)	6.01	5.03	4.25	3.78	3.54
First Prin Pay	42	37	38	39	40
Last Prin Pay	137	110	88	73	63

Class III-M6 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	8.04	6.51	5.32	4.61	4.26
MDUR (yr)	6.33	5.33	4.51	4.00	3.74
First Prin Pay	42	37	38	39	40
Last Prin Pay	196	159	127	105	91

Class III-M7 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.45	6.02	4.93	4.29	3.95
MDUR (yr)	5.89	4.94	4.18	3.72	3.47
First Prin Pay	42	37	38	39	39
Last Prin Pay	137	110	88	73	63

Class III-M7 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.98	6.45	5.28	4.57	4.20
MDUR (yr)	6.15	5.20	4.41	3.91	3.65
First Prin Pay	42	37	38	39	39
Last Prin Pay	188	152	122	100	87

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class III-M8 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.45	6.02	4.93	4.26	3.92
MDUR (yr)	5.68	4.79	4.08	3.62	3.37
First Prin Pay	42	37	37	38	39
Last Prin Pay	137	110	88	73	63

Class III-M8 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.88	6.38	5.21	4.49	4.12
MDUR (yr)	5.88	4.99	4.25	3.76	3.51
First Prin Pay	42	37	37	38	39
Last Prin Pay	177	143	115	95	82

Class III-M9 to Call
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.45	6.02	4.91	4.25	3.90
MDUR (yr)	5.68	4.79	4.06	3.61	3.35
First Prin Pay	42	37	37	38	38
Last Prin Pay	137	110	88	73	63

Class III-M9 to Maturity
FRM Prepay Speed ARM Prepay Speed	85% PPC 18% CPR	100% PPC 22% CPR	115% PPC 27% CPR	130% PPC 32% CPR	145% PPC 36% CPR
WAL (yr)	7.75	6.27	5.11	4.41	4.04
MDUR (yr)	5.82	4.94	4.19	3.71	3.45
First Prin Pay	42	37	37	38	38
Last Prin Pay	165	133	106	88	76

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Effective Available Funds Schedule for Offered Certificates and Class B Certificates
Assumptions to Optional Termination
Period	NWC (1) (%)	NWC (2,3) (%)	Period	NWC (1) (%)	NWC (2,3) (%)	Period	NWC (1) (%)	NWC (2,3) (%)
1	4.86	4.86	31	7.49	10.25	61	11.83	11.83
2	6.43	10.25	32	8.00	10.25	62	11.83	11.83
3	6.65	10.25	33	7.49	10.25	63	12.22	12.22
4	6.43	10.25	34	9.46	10.25	64	11.83	11.83
5	6.65	10.25	35	9.50	10.25	65	12.22	12.22
6	6.43	10.25	36	9.82	10.25	66	11.83	11.83
7	6.43	10.25	37	9.50	10.25	67	11.82	11.82
8	7.12	10.25	38	9.50	10.25	68	13.09	13.09
9	6.43	10.25	39	9.82	10.25	69	11.82	11.82
10	6.65	10.25	40	10.05	10.25	70	12.21	12.21
11	6.43	10.25	41	10.75	10.75	71	11.82	11.82
12	6.65	10.25	42	10.40	10.40	72	12.21	12.21
13	6.43	10.25	43	10.40	10.40	73	11.82	11.82
14	6.43	10.25	44	11.51	11.51	74	11.81	11.81
15	6.65	10.25	45	10.40	10.40	75	12.21	12.21
16	6.43	10.25	46	11.31	11.31	76	11.81	11.81
17	6.65	10.25	47	11.30	11.30	77	12.20	12.20
18	6.43	10.25	48	11.67	11.67	78	11.81	11.81
19	6.43	10.25	49	11.30	11.30	79	11.81	11.81
20	7.12	10.25	50	11.30	11.30	80	12.62	12.62
21	6.43	10.25	51	11.67	11.67	81	11.80	11.80
22	6.65	10.25	52	11.84	11.84	82	12.19	12.19
23	7.14	10.25	53	12.24	12.24	83	11.80	11.80
24	7.37	10.25	54	11.84	11.84	84	12.19	12.19
25	7.14	10.25	55	11.84	11.84	85	11.80	11.80
26	7.14	10.25	56	13.11	13.11	86	11.79	11.79
27	7.37	10.25	57	11.84	11.84	87	12.19	12.19
28	7.14	10.25	58	12.23	12.23	88	11.79	11.79
29	7.74	10.25	59	11.84	11.84	89	12.18	12.18
30	7.49	10.25	60	12.23	12.23

(1)        Assumes 1mLIBOR and 6mLIBOR stay at 3.300000% and 3.660000%, respectively, and the cashflows are run to the Optional Termination at the pricing speed.

(2)        Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(3)        Assumes proceeds from the Yield Maintenance Agreement included.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

EXCESS SPREAD (1,2)

Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)	Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)
1	3.300	4.001	1.73	1.73	45	4.641	4.701	4.04	3.62
2	3.837	4.094	2.87	2.33	46	4.648	4.706	4.18	3.81
3	3.916	4.162	2.98	2.37	47	4.654	4.710	4.05	3.65
4	4.038	4.220	2.86	2.12	48	4.658	4.715	4.18	3.82
5	4.217	4.261	2.97	2.08	49	4.662	4.720	4.05	3.64
6	4.153	4.275	2.84	1.99	50	4.667	4.725	4.05	3.64
7	4.198	4.308	2.83	1.94	51	4.671	4.730	4.18	3.81
8	4.236	4.342	3.19	2.33	52	4.676	4.736	4.05	3.65
9	4.262	4.379	2.82	1.86	53	4.681	4.741	4.18	3.83
10	4.275	4.419	2.93	1.99	54	4.686	4.748	4.05	3.66
11	4.301	4.464	2.80	1.81	55	4.692	4.754	4.06	3.65
12	4.349	4.511	2.92	1.90	56	4.698	4.761	4.45	4.17
13	4.400	4.555	2.78	1.70	57	4.704	4.768	4.06	3.64
14	4.450	4.596	2.77	1.64	58	4.711	4.775	4.19	3.84
15	4.497	4.631	2.89	1.74	59	4.718	4.783	4.07	3.67
16	4.540	4.660	2.75	1.54	60	4.725	4.790	4.20	3.85
17	4.578	4.682	2.87	1.65	61	4.732	4.797	4.07	3.67
18	4.611	4.696	2.73	1.46	62	4.740	4.804	4.08	3.66
19	4.638	4.702	2.72	1.43	63	4.747	4.811	4.21	3.84
20	4.657	4.700	3.09	1.86	64	4.754	4.818	4.08	3.68
21	4.668	4.692	2.70	1.38	65	4.761	4.825	4.22	3.87
22	4.670	4.678	2.82	1.52	66	4.768	4.832	4.09	3.69
23	4.663	4.661	3.24	2.04	67	4.774	4.838	4.10	3.69
24	4.646	4.642	3.36	2.19	68	4.781	4.844	4.48	4.22
25	4.627	4.623	3.22	2.05	69	4.787	4.850	4.10	3.69
26	4.607	4.606	3.20	2.05	70	4.793	4.856	4.24	3.89
27	4.587	4.591	3.32	2.22	71	4.800	4.862	4.11	3.72
28	4.568	4.578	3.18	2.07	72	4.805	4.867	4.25	3.90
29	4.551	4.569	3.31	2.41	73	4.811	4.872	4.12	3.72
30	4.537	4.565	3.17	2.24	74	4.816	4.876	4.13	3.72
31	4.525	4.565	3.16	2.24	75	4.821	4.881	4.26	3.90
32	4.517	4.569	3.41	2.58	76	4.826	4.884	4.14	3.74
33	4.514	4.577	3.13	2.23	77	4.830	4.888	4.27	3.93
34	4.516	4.588	4.13	3.80	78	4.834	4.890	4.15	3.76
35	4.524	4.601	3.99	3.62	79	4.838	4.893	4.16	3.76
36	4.537	4.615	4.11	3.77	80	4.841	4.895	4.41	4.12
37	4.551	4.628	3.96	3.57	81	4.843	4.897	4.17	3.77
38	4.565	4.640	3.99	3.58	82	4.845	4.899	4.30	3.96
39	4.578	4.652	4.15	3.77	83	4.847	4.901	4.18	3.80
40	4.591	4.662	4.03	3.63	84	4.848	4.903	4.31	3.98
41	4.603	4.672	4.16	3.82	85	4.850	4.906	4.20	3.81
42	4.614	4.681	4.04	3.64	86	4.852	4.909	4.20	3.82
43	4.624	4.688	4.04	3.63	87	4.855	4.913	4.33	4.00
44	4.633	4.695	4.43	4.15	88	4.857	4.917	4.22	3.84

 (1)       Assumes the Pricing Prepayment Speed.

(2)        Calculated as (a) interest collections on the collateral (net of the trust administrations, master servicing and servicing fees), less total interest on the Offered Certificates divided by (b) collateral balance as of the beginning period, multiplied by 12.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

BREAKEVEN LOSSES

Class	III-M1	III-M2	III-M3	III-M4	III-M5	III-M6
Rating (S/M/F/D)	AA+/Aa2/AA+/AA (high)	AA/Aa3/AA/AA	A+/A2/A+/A (high)	A/A3/A/A	A-/Baa1/A-/A (low)	BBB+/Baa2/BBB+/BBB (high)

Loss Severity	30%	30%	30%	30%	30%	30%
Default	35.58 CDR	29.81 CDR	21.8 CDR	18.69 CDR	16.33 CDR	14.47 CDR
Collateral Loss	0.03%	0.09%	0.05%	0.06%	0.35%	0.37%

Loss Severity	40%	40%	40%	40%	40%	40%
Default	23.43 CDR	20.17 CDR	15.33 CDR	13.35 CDR	11.78 CDR	10.53 CDR
Collateral Loss	0.03%	0.30%	0.14%	0.42%	0.05%	0.08%

Loss Severity	50%	50%	50%	50%	50%	50%
Default	17.47 CDR	15.24 CDR	11.82 CDR	10.38 CDR	9.22 CDR	8.28 CDR
Collateral Loss	0.11%	0.38%	0.07%	0.46%	0.39%	0.46%

Class	III-M7	III-M8	III-M9	III-B1	III-B2	III-B3
Rating (S/M/F/D)	BBB/Baa3/BBB/BBB	BBB/NR/BBB/BBB	BBB-/NR/BBB-/BBB (low)	BB+/NR/BB+/BB (high)	BB/NR/BB/BB	B+/NR/B+/B (high)

Loss Severity	30%	30%	30%	30%	30%	30%
Default	12.63 CDR	10.84 CDR	9.63 CDR	8.13 CDR	7.09 CDR	6.39 CDR
Collateral Loss	0.09%	0.22%	0.36%	0.40%	0.47%	2.76%

Loss Severity	40%	40%	40%	40%	40%	40%
Default	9.26 CDR	8.01 CDR	7.16 CDR	6.09 CDR	5.35 CDR	4.87 CDR
Collateral Loss	0.11%	0.24%	0.69%	0.25%	0.72%	2.64%

Loss Severity	50%	50%	50%	50%	50%	50%
Default	7.32 CDR	6.36 CDR	5.69 CDR	4.87 CDR	4.30 CDR	3.93 CDR
Collateral Loss	0.53%	0.92%	0.02%	0.65%	1.43%	0.64%

Assumptions
Forward LIBOR
12 Month Delay
Delinquency Trigger Failing
Run to maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR which results in approximate first percentage of principal loss

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group III Mortgage Loans as of the Cut-off Date

Characteristics	Total	ARM	Fixed Rate
Scheduled Principal Balance	$185,125,837	$175,541,946	$9,583,892
Average Scheduled Principal Balance	$316,996	$312,909	$416,691
Number of Mortgage Loans	584	561	23

Weighted Average Gross Coupon	7.15%	7.14%	7.26%
Weighted Average FICO Score	663	663	667
Weighted Average Combined Original LTV	82.12%	82.14%	81.63%

Weighted Average Original Term	480 months	480 months	480 months
Weighted Average Stated Remaining Term	477 months	477 months	477 months
Weighted Average Seasoning	3 months	3 months	3 months

Weighted Average Gross Margin	5.03%	5.03%	N/A
Weighted Average Minimum Interest Rate	7.14%	7.14%	N/A
Weighted Average Maximum Interest Rate	13.14%	13.14%	N/A
Weighted Average Initial Rate Cap	2.61%	2.61%	N/A
Weighted Average Subsequent Rate Cap	1.00%	1.00%	N/A
Weighted Average Months to Roll	29 months	29 months	N/A

ARM	94.82%	100.00%	0.00%
Fixed Rate	5.18%	0.00%	100.00%

2/38 LIBOR	36.80%	38.81%	0.00%
3/37 LIBOR	58.02%	61.19%	0.00%
Fixed Rate	5.18%	0.00%	100.00%

Not Interest Only	100.00%	100.00%	100.00%

Prepay Penalty: 0 months	20.94%	21.57%	9.37%
Prepay Penalty: 12 months	8.72%	8.75%	8.23%
Prepay Penalty: 24 months	29.69%	30.78%	9.75%
Prepay Penalty: 36 months	40.65%	38.90%	72.65%

First Lien	100.00%	100.00%	100.00%

Full Documentation	11.90%	10.16%	43.78%
Limited Documentation	3.83%	3.95%	1.54%
Stated Income Documentation	84.27%	85.89%	54.68%

Cash Out Refinance	33.37%	32.07%	57.27%
Purchase	65.37%	66.91%	37.11%
Rate/Term Refinance	1.26%	1.02%	5.61%

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

2-4 Units	5.41%	5.53%	3.16%
Condominium	9.86%	10.14%	4.71%
PUD	11.20%	11.15%	12.11%
Single Family	73.27%	72.90%	80.02%
Townhouse	0.26%	0.28%	0.00%

Non-owner	8.79%	9.18%	1.60%
Owner Occupied	89.74%	89.27%	98.40%
Second Home	1.47%	1.55%	0.00%

Top 5 States	CA 65.68%	CA 67.12%	CA 39.37%
	FL 5.54%	FL 5.45%	OR 8.53%
	IL 3.43%	IL 3.61%	NY 8.23%
	WA 3.37%	WA 3.55%	MD 7.82%
	CO 3.30%	CO 3.48%	FL 7.18%

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

		Minimum	Maximum
Scheduled Principal Balance	$185,125,837	$38,387	$937,322
Average Scheduled Principal Balance	$316,996
Number of Mortgage Loans	584

Weighted Average Gross Coupon	7.15%	5.35%	9.85%
Weighted Average FICO Score	663	508	817
Weighted Average Combined Original LTV	82.12%	37.31%	95.00%

Weighted Average Original Term	480 months	480 months	480 months
Weighted Average Stated Remaining Term	477 months	476 months	478 months
Weighted Average Seasoning	3 months	2 months	4 months

Weighted Average Gross Margin	5.03%	4.99%	6.99%
Weighted Average Minimum Interest Rate	7.14%	5.35%	9.85%
Weighted Average Maximum Interest Rate	13.14%	11.35%	15.85%
Weighted Average Initial Rate Cap	2.61%	1.00%	3.00%
Weighted Average Subsequent Rate Cap	1.00%	1.00%	1.00%
Weighted Average Months to Roll	29 months	22 months	34 months

Maturity Date		Mar 1 2045	May 1 2045
Maximum Zip Code Concentration	1.08%	94509 (Antioch, CA)

ARM	94.82%
Fixed Rate	5.18%

2/38 LIBOR	36.80%
3/37 LIBOR	58.02%
Fixed Rate	5.18%

Not Interest Only	100.00%

Prepay Penalty: 0 months	20.94%
Prepay Penalty: 12 months	8.72%
Prepay Penalty: 24 months	29.69%
Prepay Penalty: 36 months	40.65%

First Lien	100.00%

Full Documentation	11.90%
Limited Documentation	3.83%
Stated Income Documentation	84.27%

Cash Out Refinance	33.37%
Purchase	65.37%
Rate/Term Refinance	1.26%

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

2-4 Units	5.41%
Condominium	9.86%
PUD	11.20%
Single Family	73.27%
Townhouse	0.26%

Non-owner	8.79%
Owner Occupied	89.74%
Second Home	1.47%

Top 5 States:
California	65.68%
Florida	5.54%
Illinois	3.43%
Washington	3.37%
Colorado	3.30%

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	38,386.63	0.02%	9.700	478	78.37	587
50,000.01 - 100,000.00	14	1,183,994.50	0.64%	7.903	478	83.50	641
100,000.01 - 150,000.00	63	8,316,475.24	4.49%	7.602	477	82.05	650
150,000.01 - 200,000.00	79	14,104,741.34	7.62%	7.423	478	82.80	667
200,000.01 - 250,000.00	76	17,212,958.35	9.30%	7.282	477	82.86	660
250,000.01 - 300,000.00	92	25,407,129.07	13.72%	6.941	477	82.17	662
300,000.01 - 350,000.00	68	21,882,515.98	11.82%	6.901	478	81.17	668
350,000.01 - 400,000.00	49	18,311,072.31	9.89%	7.075	477	82.62	665
400,000.01 - 450,000.00	31	13,220,400.30	7.14%	6.921	477	82.60	664
450,000.01 - 500,000.00	32	15,142,116.40	8.18%	7.047	477	82.14	668
500,000.01 - 550,000.00	21	11,085,038.04	5.99%	7.105	477	81.32	678
550,000.01 - 600,000.00	12	6,874,354.55	3.71%	7.093	478	81.99	659
600,000.01 - 650,000.00	11	6,924,709.78	3.74%	7.310	478	83.00	675
650,000.01 - 700,000.00	17	11,530,990.08	6.23%	7.282	477	82.55	673
700,000.01 - 750,000.00	13	9,560,463.87	5.16%	7.325	477	80.86	637
750,000.01 - 800,000.00	1	783,487.19	0.42%	7.550	478	80.00	644
800,000.01 - 850,000.00	1	839,302.04	0.45%	6.700	478	80.00	652
850,000.01 - 900,000.00	2	1,770,379.40	0.96%	8.546	478	79.92	607
900,000.01 - 950,000.00	1	937,322.41	0.51%	7.200	478	80.00	653
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	1	619,257.20	0.33%	5.350	478	78.48	643
5.500 - 5.999	17	5,926,550.08	3.20%	5.831	477	78.52	705
6.000 - 6.499	83	28,907,174.20	15.61%	6.310	477	80.54	690
6.500 - 6.999	153	50,038,066.06	27.03%	6.746	477	80.17	670
7.000 - 7.499	120	36,406,069.63	19.67%	7.206	477	81.95	663
7.500 - 7.999	120	38,729,558.56	20.92%	7.682	477	84.33	649
8.000 - 8.499	54	14,925,156.33	8.06%	8.144	477	85.65	640
8.500 - 8.999	25	7,429,720.48	4.01%	8.682	477	87.49	627
9.000 - 9.499	6	1,431,160.85	0.77%	9.114	478	74.74	581
9.500 - 9.999	5	713,124.09	0.39%	9.627	478	89.37	623
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
500-524	1	148,775.06	0.08%	9.100	476	90.24	508
550-574	12	5,209,364.45	2.81%	8.041	477	77.57	567
575-599	18	5,559,047.84	3.00%	7.946	477	82.95	587
600-624	80	24,761,459.09	13.38%	7.445	477	83.55	614
625-649	138	40,693,720.40	21.98%	7.278	477	82.12	637
650-674	123	37,507,313.91	20.26%	7.140	477	81.59	660
675-699	98	33,314,152.32	18.00%	6.868	477	82.11	687
700+	114	37,932,004.41	20.49%	6.831	477	82.18	731
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	2	509,384.00	0.28%	6.850	477	43.68	644
50.00- 54.99	2	222,297.98	0.12%	7.879	477	54.27	573
55.00- 59.99	4	1,462,023.67	0.79%	7.697	478	58.18	628
60.00- 64.99	4	1,091,171.60	0.59%	7.272	478	62.41	650
65.00- 69.99	2	694,093.29	0.37%	7.137	476	67.16	628
70.00- 74.99	8	3,440,496.00	1.86%	7.121	477	72.44	620
75.00- 79.99	19	9,052,811.10	4.89%	7.114	478	78.08	638
80.00	354	109,457,548.29	59.13%	6.842	477	80.00	674
80.01- 84.99	6	3,396,616.25	1.83%	7.652	477	82.18	639
85.00- 89.99	35	14,273,873.21	7.71%	7.604	478	86.52	649
90.00- 94.99	145	40,779,672.17	22.03%	7.756	477	90.01	654
95.00- 99.99	3	745,849.92	0.40%	7.541	477	95.00	649
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
480	584	185,125,837.48	100.00%	7.150	477	82.12	663
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
361+	584	185,125,837.48	100.00%	7.150	477	82.12	663
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	20	5,964,235.18	3.22%	7.497	478	85.67	666
20.01 -25.00	19	5,641,530.32	3.05%	7.486	478	82.52	661
25.01 -30.00	22	6,114,979.36	3.30%	7.204	478	81.32	646
30.01 -35.00	43	13,556,896.35	7.32%	7.285	478	82.85	662
35.01 -40.00	91	26,321,577.97	14.22%	7.183	477	82.12	663
40.01 -45.00	173	53,996,948.60	29.17%	7.063	477	82.29	670
45.01 -50.00	188	63,400,688.11	34.25%	7.015	477	81.02	663
50.01 -55.00	28	10,128,981.59	5.47%	7.768	477	85.23	641
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	561	175,541,945.54	94.82%	7.144	477	82.14	663
Fixed Rate	23	9,583,891.94	5.18%	7.260	477	81.63	667
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2/38 LIBOR	215	68,133,409.08	36.80%	7.149	478	82.76	665
3/37 LIBOR	346	107,408,536.46	58.02%	7.141	477	81.75	662
Fixed Rate	23	9,583,891.94	5.18%	7.260	477	81.63	667
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	584	185,125,837.48	100.00%	7.150	477	82.12	663
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	124	38,756,724.42	20.94%	7.556	477	82.40	656
Prepay Penalty: 12 months	37	16,151,124.21	8.72%	7.398	477	82.40	666
Prepay Penalty: 24 months	177	54,969,038.44	29.69%	7.071	478	82.33	667
Prepay Penalty: 36 months	246	75,248,950.41	40.65%	6.945	477	81.76	664
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	584	185,125,837.48	100.00%	7.150	477	82.12	663
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Full Documentation	54	22,033,704.23	11.90%	7.255	478	84.97	654
Limited Documentation	21	7,083,409.78	3.83%	6.756	477	80.33	639
Stated Income Documentation	509	156,008,723.47	84.27%	7.153	477	81.80	666
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	179	61,782,822.02	33.37%	7.422	477	82.96	640
Purchase	398	121,015,920.11	65.37%	7.011	477	81.68	675
Rate/Term Refinance	7	2,327,095.35	1.26%	7.169	478	82.53	654
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2-4 Units	33	10,018,090.10	5.41%	7.251	478	83.82	663
Condominium	66	18,255,847.43	9.86%	7.084	477	82.51	670
PUD	72	20,728,423.55	11.20%	7.178	477	82.33	669
Single Family	410	135,637,080.05	73.27%	7.148	477	81.90	661
Townhouse	3	486,396.35	0.26%	6.761	478	83.18	688
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner	68	16,268,438.88	8.79%	7.880	478	89.12	672
Owner Occupied	507	166,135,544.23	89.74%	7.075	477	81.32	661
Second Home	9	2,721,854.37	1.47%	7.359	478	88.70	716
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	1	512,616.23	0.28%	8.500	477	90.00	634
Alaska	1	248,438.36	0.13%	7.200	476	80.00	667
Arizona	10	2,007,961.50	1.08%	7.646	477	84.80	653
California	338	121,591,384.28	65.68%	7.003	477	82.01	666
Colorado	30	6,105,040.44	3.30%	7.279	477	82.79	657
District of Columbia	4	1,755,420.24	0.95%	8.018	478	77.43	617
Florida	38	10,249,421.49	5.54%	7.429	477	81.59	672
Georgia	11	2,184,682.06	1.18%	7.887	478	79.45	637
Illinois	27	6,340,723.85	3.43%	7.522	477	83.23	660
Indiana	2	186,289.82	0.10%	7.993	478	79.66	566
Louisiana	2	226,704.40	0.12%	9.079	478	91.70	586
Maryland	19	5,554,275.66	3.00%	7.176	477	81.32	646
Massachusetts	4	1,029,872.27	0.56%	7.770	478	82.23	676
Michigan	3	593,309.46	0.32%	7.817	476	73.39	601
Minnesota	3	1,074,357.24	0.58%	7.645	477	90.00	674
Montana	1	137,844.10	0.07%	8.150	478	80.00	668
Nebraska	2	436,257.21	0.24%	8.146	478	90.00	658
Nevada	6	1,807,555.44	0.98%	6.997	478	80.70	691
New Jersey	7	2,164,606.45	1.17%	7.322	478	83.94	658
New Mexico	2	269,854.58	0.15%	8.225	478	90.00	613
New York	5	1,820,284.80	0.98%	7.315	478	78.81	659
North Carolina	3	1,118,374.43	0.60%	7.154	478	80.64	624
Oregon	11	4,507,198.70	2.43%	7.478	478	86.41	668
Pennsylvania	2	394,733.55	0.21%	8.566	477	87.97	576
South Carolina	2	154,704.38	0.08%	7.750	478	90.00	635
Texas	11	2,214,174.50	1.20%	7.272	477	81.17	703
Utah	5	2,024,728.68	1.09%	6.931	478	80.63	688
Virginia	7	2,024,525.88	1.09%	7.039	478	80.00	684
Washington	26	6,237,597.56	3.37%	7.409	478	81.78	632
Wisconsin	1	152,899.92	0.08%	7.550	478	90.00	691
Total	584	185,125,837.48	100.00%	7.150	477	82.12	663

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
4.500 - 4.999	548	170,345,689.53	97.04%	7.122	477	82.21	665
5.000 - 5.499	1	87,223.53	0.05%	6.550	478	90.00	682
5.500 - 5.999	8	3,757,899.82	2.14%	7.960	478	79.98	596
6.500 - 6.999	4	1,351,132.66	0.77%	7.645	478	79.81	592
Total	561	175,541,945.54	100.00%	7.144	477	82.14	663

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	1	619,257.20	0.35%	5.350	478	78.48	643
5.500 - 5.999	17	5,926,550.08	3.38%	5.831	477	78.52	705
6.000 - 6.499	82	28,243,915.28	16.09%	6.307	477	80.44	689
6.500 - 6.999	148	46,948,480.09	26.74%	6.754	477	80.10	668
7.000 - 7.499	115	34,469,977.43	19.64%	7.216	477	82.37	665
7.500 - 7.999	115	36,502,334.76	20.79%	7.684	477	84.48	647
8.000 - 8.499	51	14,023,705.98	7.99%	8.144	478	85.49	639
8.500 - 8.999	23	6,962,006.94	3.97%	8.676	477	87.32	627
9.000 - 9.499	4	1,132,593.69	0.65%	9.084	478	70.68	592
9.500 - 9.999	5	713,124.09	0.41%	9.627	478	89.37	623
Total	561	175,541,945.54	100.00%	7.144	477	82.14	663

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 -11.499	1	619,257.20	0.35%	5.350	478	78.48	643
11.500 -11.999	17	5,926,550.08	3.38%	5.831	477	78.52	705
12.000 -12.499	82	28,243,915.28	16.09%	6.307	477	80.44	689
12.500 -12.999	148	46,948,480.09	26.74%	6.754	477	80.10	668
13.000 -13.499	115	34,469,977.43	19.64%	7.216	477	82.37	665
13.500 -13.999	115	36,502,334.76	20.79%	7.684	477	84.48	647
14.000 -14.499	51	14,023,705.98	7.99%	8.144	478	85.49	639
14.500 -14.999	23	6,962,006.94	3.97%	8.676	477	87.32	627
15.000 -15.499	4	1,132,593.69	0.65%	9.084	478	70.68	592
15.500 -15.999	5	713,124.09	0.41%	9.627	478	89.37	623
Total	561	175,541,945.54	100.00%	7.144	477	82.14	663

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	2	499,668.81	0.28%	7.508	478	80.00	627
2.000	213	67,633,740.27	38.53%	7.146	478	82.79	665
3.000	346	107,408,536.46	61.19%	7.141	477	81.75	662
Total	561	175,541,945.54	100.00%	7.144	477	82.14	663

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	561	175,541,945.54	100.00%	7.144	477	82.14	663
Total	561	175,541,945.54	100.00%	7.144	477	82.14	663

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
05/01/07	215	68,133,409.08	38.81%	7.149	478	82.76	665
03/01/08	63	20,961,302.27	11.94%	7.263	476	83.15	659
04/01/08	206	62,238,816.86	35.46%	7.092	477	81.61	662
05/01/08	77	24,208,417.33	13.79%	7.162	478	80.90	664
Total	561	175,541,945.54	100.00%	7.144	477	82.14	663

RBS Greenwich Capital